UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 5, 2026
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The annual meeting of stockholders of Planet Fitness, Inc. (the “Company”) was held on May 5, 2026 (the “Annual Meeting”). A total of 73,996,496 shares were present or represented by proxy at the meeting, representing approximately 93.19% of all shares entitled to vote at the Annual Meeting. The stockholders voted on the matters presented at the Annual Meeting, and the shares present, in person or by proxy, were voted as follows:

1	Election of Directors
Proposal No. 1 was the election of four nominees to serve as directors of the Company, each for a term of three years. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen Spinelli, Jr.	53,137,536	19,182,325	1,676,635
Colleen Keating	70,826,011	1,493,850	1,676,635
Enshalla Anderson	66,673,987	5,645,874	1,676,635
Steve Beard	72,115,474	204,387	1,676,635
Pursuant to the foregoing votes, the four nominees listed above were elected to serve on the Company's Board of Directors. There were no additional director nominations brought before the meeting.

2	Ratification of Independent Registered Public Accounting Firm
Proposal No. 2 was the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
72,365,638	1,584,784	46,074	—
Pursuant to the foregoing vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was approved.

3	Advisory Vote on Named Executive Officer Compensation
Proposal No. 3 was the approval, on an advisory basis, of the compensation of the Company’s named executive officer. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
69,386,339	2,814,178	119,344	1,676,635
Pursuant to the foregoing vote, the stockholders adopted a non-binding resolution indicating their approval of the Company’s named executive officer compensation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Thomas Fitzgerald
Name: Title:	Thomas Fitzgerald Interim Chief Financial Officer
Dated: May 11, 2026